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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 13, 2003

                                 DAG Media, Inc.
             (Exact name of Registrant as specified in its charter)

     New York                           000-                    11-3474831
  (State or other                   (Commission               (IRS Employer
  jurisdiction of                   File Number)            Identification No.)
   incorporation)

                               125-10 Queens Blvd.
                              Kew Gardens, NY 11415
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (718) 520-1000


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          (Former name or former address, if changed since last report)

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits:

Exhibit
Number                                Description
------                                -----------

99.1 Press release, dated May 13, 2003, announcing the Registrant's results of operations for the first quarter ended March 31, 2003.

Item 9: Regulation FD Disclosure

The information is being provided under Item 9 and Item 12: Results of Operations and Financial Condition.

      On May 13, 2003, the Registrant issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   DAG Media, Inc.


Dated: May 14, 2003                                By: Assaf Ran
                                                       -------------------------
                                                       Assaf Ran
                                                       Chief Executive Officer


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